Acola Corp. Exhibit


Certification of Principal Executive and Finance Officer pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

      I, James N. Baxter, Chief Executive and Financial Officer of Acola Corp. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

             (1) the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2003 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

             (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


       /s/ JAMES N. BAXTER



       James N. Baxter
       Chief Executive Officer
       Chief Financial Officer

Dated: September 29, 2003